UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2024

Revvity, Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-05075	04-2052042
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

940 Winter Street, Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 663-6900

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $1 par value per share	RVTY	The New York Stock Exchange
1.875% Notes due 2026	RVTY 26	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2024, Dr. Sylvie Grégoire, a member of the Board of Directors (the “Board”) of Revvity, Inc. (“Revvity” or the “Company”) notified the Company of her decision not to stand for re-election to the Board at the annual meeting of shareholders of the Company scheduled to occur on April 23, 2024.  Dr. Grégoire’s decision not to stand for re-election is not due to any disagreement between Dr. Grégoire and the Company relating to the Company’s operations, policies or practices.

On January 25, 2024, the Board elected Michael A. Klobuchar and Sophie V. Vandebroek to serve on the Board, effective February 1, 2024.  Neither Mr. Klobuchar nor Ms. Vandebroek will serve on a committee of the Board upon their election to the Board.

In connection with their election to the Board,  each of Mr. Klobuchar and Ms. Vandebroek will receive a stock award of Revvity common stock with a fair market value of $22,500 and a grant of restricted stock units with a fair market value of $27,500, representing the annual equity compensation payable to the Company’s non-employee directors under the Company’s non-employee director compensation program, prorated to reflect the remaining portion of the Board service year.  Each award will be made on the customary terms and conditions of grants to Revvity’s non-employee directors.  In addition, each of Mr. Klobuchar and Ms. Vandebroek will be eligible to be paid the Company’s annual cash retainer for non-employee directors of $90,000, also prorated to reflect the remaining portion of the Board service year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVVITY, INC.

Date: January 26, 2024	By: /s/ Joel S. Goldberg
Joel S. Goldberg
Senior Vice President, Administration, General Counsel and Secretary